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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 6, 2001


                                 iVillage Inc.
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                   000-25469                  13-3845162
--------------------------   -----------------------   ------------------------
     (State or other            (Commission File            (IRS Employer
     jurisdiction of                Number)               Identification No.)
      organization)





500-512 Seventh Avenue, New York, New York                      10018
------------------------------------------------        -----------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000



--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 5. Other Events

                  On December 6, 2001, iVillage Inc. ("iVillage") issued a press release stating that it has become aware of a class action complaint that was filed on December 3, 2001 against several defendants, including Women.com Networks, Inc., a wholly-owned subsidiary of iVillage acquired in June 2001 ("Women.com"), asserting claims under Sections 11, 12 and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated by the Securities and Exchange Commission thereunder in connection with Women.com's initial public offering of common stock in October 1999. Women.com has not been served with a copy of the complaint. iVillage believes that the lawsuit and claims asserted against Women.com pursuant to this class action complaint are without merit and intends to vigorously defend against these claims.

                  A copy of iVillage's press release related to the class action complaint is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         99.1 Press Release dated December 6, 2001 regarding a class action complaint filed against Women.com Networks, Inc.






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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        iVillage Inc.
                                        (Registrant)

Date:  December 7, 2001                 By:  /s/ Scott Levine
                                            ------------------------------
                                            Scott Levine
                                            Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits

99.1 Press Release dated December 6, 2001 regarding a class action complaint filed against Women.com Networks, Inc.